February 14, 2012 1 United Stationers Inc. Earnings Presentation Fourth Quarter 2011 TO BE FILED IN CONJUNCTION WITH PRESS RELEASE Exhibit 99.2

February 14, 2012 2
Forward Looking Statements and
Non-GAAP Measures
This presentation contains forward-looking statements, including references to goals, plans, strategies, objectives, anticipated future performance, results or events and other statements that are not strictly historical in nature. These statements are based on management’s current expectations, forecasts and assumptions. This means they involve a number of risks and uncertainties that could cause actual results to differ materially from those expressed or implied here.  These risks and uncertainties include, but are not limited to, the following:
Prevailing economic conditions and changes affecting the business products industry and the general economy; United’s ability to effectively manage its operations and to implement growth, cost-reduction and margin-enhancement initiatives; United’s reliance on key customers, and the business, credit and other risks inherent in continuing or increased customer concentration; United’s reliance on key suppliers and the supplier allowances and promotional incentives they offer; United’s reliance on independent resellers for a significant percentage of its net sales and therefore the importance of the continued independence, viability and success of these resellers; continuing or increasing competitive activity and pricing pressures within existing or expanded product categories, including competition from product manufacturers who sell directly to United’s customers; the impact of variability in customer and end-user demand patterns on United’s product sales mix and, in turn, on profit margins; the impact of a loss of, or substantial decrease in, the availability of products or service from key suppliers at competitive prices; the availability of financing sources to meet United’s business needs; United’s ability to manage inventory in order to maximize sales and supplier allowances while minimizing excess and obsolete inventory; United’s ability to maintain its existing information technology and e-commerce systems and to successfully procure and implement new systems without business disruption or other unanticipated difficulties or costs; United’s ability to effectively identify, consummate and integrate acquisitions; United’s reliance on key management personnel, both in day-to-day operations and in execution of new business initiatives; and the effects of hurricanes, acts of terrorism and other natural or man-made disruptions.
Shareholders, potential investors and other readers are urged to consider these risks and uncertainties in evaluating forward-looking statements and are cautioned not to place undue reliance on the forward-looking statements. For additional information about risks and uncertainties that could materially affect United’s results, please see the company’s Securities and Exchange Commission filings.  The forward-looking information in this presentation is made as of this date only, and the Company does not undertake to update any forward-
looking statement.  Investors are advised to consult any further disclosure by United regarding the matters discussed in this release in its filings with the Securities and Exchange Commission and in other written statements it makes from time to time.  It is not possible to anticipate or foresee all risks and uncertainties, and investors should not consider any list of risks and uncertainties to be exhaustive or complete.
* This is non-GAAP information.  A reconciliation of these items to the most comparable GAAP measures is presented on the company’s
Website (www.unitedstationers.com) under the Investor Information section.  Except as noted, all references to financial results within this presentation are presented in accordance with U.S. Generally Accepted Accounting Principles.

February 14, 2012 3
Q4 2011 Headlines
Sales increased 1.3% from Q4 2010 to $1.2 billion.
Adjusted earnings per diluted share were $0.64*, up 10%* from an adjusted Q4 2010 EPS of $0.58*.
Gross margin rate of 14.5% was down from 16.0% last year.
Adjusted operating expenses in Q4 2011 were $128.6 million*, compared to an adjusted $137.0 million* in the prior-year quarter, and were 10.7%* of sales, down from 11.5%* of sales in the prior-year quarter.
Adjusted operating income as a percent of sales was 3.8%*, down from last year’s adjusted 4.4%*.
Adjusted net income decreased 1%* to $27.5 million from an adjusted
$27.7 million* in Q4 2010.
Net cash provided by operating activities was $30.9 million in Q4 2011.
Debt was up $55.0 million from the prior-year end.
During the quarter, the Company repurchased 0.8 million shares for $25.0 million and paid a cash dividend of $5.5 million to common shareholders.

February 14, 2012 4
Fourth Quarter 2011 P&L
% to sales change
$ % to Sales $ % to Sales $ change % change Fav (Unfav)
$ Millions (except EPS) QTD Q4 2011 QTD Q4 2011 QTD Q4 2010 QTD Q4 2010 Fav (Unfav) Fav (Unfav) basis points
Net Sales 1,201.4 $       1,186.5 $       14.9 $        1.3%
Workday Adjusted Sales Growth 1.3%
Gross Margin 173.7            14.46% 189.6            15.98% (15.9)          (8.4%) (152)
Operating Expense 127.8            10.64% 131.4            11.08% 3.6             2.7% 44
Operating Income 45.9              3.82% 58.2              4.90% (12.3)          (21.1%) (108)
Interest & Other 5.0                0.42% 7.5                0.63% 2.5             33.3% 21
Taxes 13.0              1.09% 19.6              1.66% 6.6             33.7% 57
Net Income 27.9 $           2.32% 31.1 $           2.62% (3.2) $         (10.3%) (30)
Diluted Shares (000s) 43,010          47,456
Diluted EPS 0.65 $           0.65 $           - $          0.0%
Adjusted to exclude non-operating items *
Adjusted Operating Income 45.2 $           3.76% 52.6 $           4.43% (7.4) $         (14.0%) (68)
Adjusted Net Income 27.5              2.29% 27.7              2.34% (0.2)            (0.7%) (5)
Adjusted Diluted EPS 0.64 $           0.58 $           0.06 $        10.3%

February 14, 2012 5
YTD 2011 Headlines
Sales increased 3.6%, from YTD 2011 to $5.0 billion.
Adjusted earnings per diluted share were $2.51*, up 15%* from YTD 2010
EPS of $2.19*.
Gross margin rate of 14.8% was down from 15.1% last year.
Adjusted operating expenses in YTD 2011 were $536.4 million*, up from
$532.4 million* in the prior-year period, and were 10.7%* of sales versus
11.0%* in the prior-year period.
Adjusted operating income as a percent of sales was flat with the prior year at 4.1%* of sales.
Adjusted net income increased 7%* to $112.9 million* from $105.6 million*
in YTD 2010.
Net cash provided by operating activities was $130.4 million YTD 2011 compared to $114.8 million YTD 2010.
Through YTD December 31, 2011, the Company repurchased 5.1 million shares for $162.7 million, paid cash dividends of $17.5 million to common shareholders, and declared another $0.13 per share dividend.

February 14, 2012 6
Year-to-Date 2011 P&L
% to sales change
$ Millions (except EPS) $ % to Sales $ % to Sales $ change % change Fav (Unfav)
YTD Q4 2011 YTD Q4 2011 YTD Q4 2010 YTD Q4 2010 Fav (Unfav) Fav (Unfav) basis points
Net Sales 5,005.5 $       4,832.2 $       173.3 $      3.6%
Workday Adjusted Sales Growth 3.2%
Gross Margin 740.1            14.78% 730.6            15.12% 9.5             1.3% (33)
Operating Expense 541.8            10.82% 520.8            10.78% (21.0)          (4.0%) (5)
Operating Income 198.3            3.96% 209.8            4.34% (11.5)          (5.5%) (38)
Interest & Other 25.4              0.51% 26.8              0.55% 1.4             5.2% 4
Taxes 63.9              1.28% 70.2              1.46% 6.3             9.0% 18
Net Income 109.0 $         2.17% 112.8 $         2.33% (3.8) $         (3.4%) (16)
Diluted Shares (000s) 45,014          48,286
Diluted EPS 2.42 $           2.34 $           0.08 $        3.4%
Adjusted to exclude non-operating items*
Adjusted Operating Income 203.6 $         4.07% 198.2 $         4.10% 5.4 $          2.7% (3)
Adjusted Net Income 112.9            2.26% 105.6            2.19% 7.3             6.9% 7
Adjusted Diluted EPS 2.51 $           2.19 $           0.32 $        14.7%

February 14, 2012 7
Sales by Product Category – Q4 2011
• Technology sales declined due to the loss of business to direct sourcing in the national accounts channel and lower purchases by resellers within the Independent Dealer Channel.  This sales decline was partially offset by growth in New Channels and from other targeted initiatives.
• Office Products sales were down slightly versus last year with decreases in the Independent Dealer
Channel and National Accounts partially offset by growth from other targeted initiatives.
• Janitorial/Breakroom reflects growth and market share gains in the independent dealer channel and strong relationships with leading eTailers.
• Industrial sales growth was due to the Company’s ability to continue to efficiently execute its strategy to expand market coverage and grow wholesale penetration in the category.
• Furniture sales were impacted by the loss of business to direct sourcing in the national accounts channel.
Sales Sales
growth (decline) growth (decline)
Q4 2011 Q3 2011
Category vs Q4 2010 vs Q3 2010
Technology
(4.8%) (0.6%)
Office Products
(1.0%) (0.6%)
Janitorial/
Breakroom
10.8% 10.6%
Industrial
23.4% 23.7%
Furniture
(11.7%) (9.8%)
Sales Sales Sales
growth (decline) growth (decline) growth (decline)
Q2 2011 Q1 2011 Q4 2010
vs Q2 2010 vs Q1 2010 vs Q4 2009
(5.8%)
3.6% (2.8%)
4.4%
3.4% 0.4%
11.5%
7.5% (1.7%)
20.5%
26.1% 25.2%
(3.9%)
(0.9%) 0.9%
Technology
34%
Office Products
27%
Janitorial/
Breakroom
26%
Furniture
6%
Industrial
7%
Q4 2011

February 14, 2012 8
Sales by Channel – Q4 2011
• Independent/Other channel sales growth was attributable to over 20% growth in Industrial, strong growth in Janitorial/Breakroom, and continued success with growth initiatives.
• National Accounts sales decline was mainly due to a shift to more direct purchases from manufacturers, primarily in furniture and certain technology products.
Sales growth Sales growth Sales growth Sales growth Sales growth
(decline) (decline) (decline) (decline) (decline)
Q4 2011 Q3 2011 Q2 2011 Q1 2011 Q4 2010
Channel vs Q4 2010 vs Q3 2010 vs Q2 2010 vs Q1 2010 vs Q4 2009
Independent
& Other 4.6% 5.7% 4.4% 6.2% 1.2%
Nationals (17.5%) (12.1%) (5.6%) 1.8% (4.3%)
Independent
& Other
87%
Nationals
13%
Q4 2011

February 14, 2012 9
Gross Margin
• Margins declined in Q4 2011 versus Q4 2010 due to lower margin mix, continued competitive pricing pressures, lower inventory purchase-related supplier allowances, and higher diesel fuel costs partially offset by “War on Waste” (WOW) savings.
dollars in millions
Q1 10 Q2 10 Q3 10 Q4 10 Q1 11 Q2 11 Q3 11 Q4 11
Dollars $166.9 $179.2 $194.8 $189.5 $182.4 $184.2 $199.7 $173.7
Rate 14.5% 14.7% 15.3% 16.0% 14.7% 14.7% 15.3% 14.5%
10.0%
12.5%
15.0%
17.5%
20.0%
$-
$25.0
$50.0
$75.0
$100.0
$125.0
$150.0
$175.0
$200.0

February 14, 2012 10
Adjusted Operating Expense*
• Adjusted operating expense dollars decreased in Q4 2011 versus the prior-year quarter mainly due to lower variable compensation costs and the reversal of a vacation liability in Q4 2011 which was expensed in previous quarters in 2011 as employees earned paid time off.
• As a percent to sales, adjusted operating expenses were 84 basis points favorable versus the prior year.
dollars in millions
Q1 10 Q2 10 * Q3 10 * Q4 10 * Q1 11 * Q2 11 * Q3 11 Q4 11 *
Dollars $131.1 $131.7 $132.6 $137.0 $140.8 $132.0 $135.1 $128.6
Rate
11.4% 10.8% 10.4% 11.5% 11.4% 10.5% 10.3% 10.7%
7.5%
10.0%
12.5%
15.0%
$-
$25.0
$50.0
$75.0
$100.0
$125.0
$150.0

February 14, 2012 11
Adjusted Operating Income*
dollars in millions
Q1 10 Q2 10 * Q3 10 * Q4 10 * Q1 11 * Q2 11 * Q3 11 Q4 11 *
Dollars $35.8 $47.6 $62.2 $52.6 $41.6 $52.2 $64.6 $45.2
Rate 3.1% 3.9% 4.9% 4.4% 3.4% 4.2% 4.9% 3.8%
2.0%
3.0%
4.0%
5.0%
6.0%
$-
$10.0
$20.0
$30.0
$40.0
$50.0
$60.0
$70.0

February 14, 2012 12
Adjusted Earnings per Share*
• Adjusted EPS in Q4 2011 included a $2.3 million or $0.05 per share benefit from the negotiation of a lower liability for certain earn-outs and deferred payments involved in a 2010 acquisition, a $1.4 million or $0.03 per share benefit related to a reduction in income tax valuation allowances, and an approximate $0.06 per share contribution related to share repurchase activity.
shares in millions
Q1 10 Q2 10 * Q3 10 * Q4 10 * Q1 11 * Q2 11 * Q3 11 Q4 11 *
EPS
$0.37 $0.51 $0.72 $0.58 $0.47 $0.59 $0.81 $0.64
Diluted Shares 49.640 49.272 47.548 47.456 46.656 46.340 44.202 43.010
0.000
1.000
$-
$0.10
$0.20
$0.30
$0.40
$0.50
$0.60
$0.70
$0.80
$0.90

February 14, 2012 13
Working Capital Summary
• Receivables were up 5% versus Q4 2010.
• Net trade A/R DSO increased from Q4 2010 as the economic environment remains challenging for certain customers.
• Inventories were up 8% versus Q4 2010 as inventories were being built to support growth strategies heading into 2012 and for investment buys.
• Turnover remained consistent with this time last year at 6.1 turns.
• Payables leverage ratios were up from Q4 2010 and in line with typical levels.
$ Millions 3/31/2010 6/30/2010 9/30/2010 12/31/2010 3/31/2011 6/30/2011 9/30/2011 12/31/2011
Accounts Receivable 606.2 $      642.6 $         655.1 $         628.1 $         648.1 $         669.5 $         699.2 $         659.2 $
Inventories (LIFO) 610.1         639.2            617.4            684.1            636.2            632.1            615.5            741.5
Accounts Payable 433.8         443.9            424.9            421.6            422.4            443.5            410.8            499.3
Q1 10 Q2 10 Q3 10 Q4 10 Q1 11 Q2 11 Q3 11 Q4 11
Net Trade A/R DSO 43              42                  41                  41                  42                  41                  42                  43
Inventory Turns 6.6             6.7                 6.8                 6.1                 6.4                 6.8                 7.1                 6.1
A/P as % Inventory (LIFO) 71% 69% 69% 62% 66% 70% 67% 67%
A/P as % Inventory (FIFO) 63% 61% 61% 55% 58% 61% 58% 60%

February 14, 2012 14
Cash Flows
• Year over year cash flow was positively affected by lower working capital requirements.
QTD QTD QTD QTD 2010 QTD QTD QTD QTD 2011
$ Millions Q1 10 Q2 10 Q3 10 Q4 10 Total Year Q1 11 Q2 11 Q3 11 Q4 11 YTD
Net Income 18.2 $        27.0 $        36.5 $        31.1 $        112.8 $         20.4 $           24.9 $           35.8 $           27.9 $           109.0 $
Depreciation & Amortization 9.4             9.4             9.4             9.4             37.6             9.0               8.9               8.7               8.4               35.0
Share-based compensation 3.3             3.5             3.7             3.6             14.1             3.7               6.7               2.7               2.6               15.7
Writedown on impaired assets -             -             -             -             -               1.6               -               -               -               1.6
Change in Accounts Receivable 35.9           (36.7)          (12.3)          27.0           13.9             (19.8)            (21.3)            (30.6)            40.0             (31.7)
Change in Inventory (18.1)          (29.4)          21.9           (66.5)          (92.1)            48.2             4.3               15.2             (126.1)           (58.4)
Change in Accounts Payable 42.5           9.9             (18.9)          (3.3)            30.2             1.0               21.0             (33.1)            88.5             77.4
Change in Other Working Capital (4.1)            1.0             12.8           (6.6)            3.1               (18.7)            (3.3)              21.7             (17.0)            (17.3)
Change in Working Capital 56.2           (55.2)          3.5             (49.4)          (44.9)            10.7             0.7               (26.8)            (14.6)            (30.0)
Other (4.2)            (12.9)          6.6             5.7             (4.8)              (4.4)              (8.9)              5.8               6.6               (0.9)
Adjusted cash provided by (used in)
operating activities 82.9           (28.2)          59.7           0.4             114.8            41.0             32.3             26.2             30.9             130.4
Capital Expenditures (5.7)            (5.0)            (7.3)            (9.3)            (27.3)            (9.8)              (6.4)              (4.6)              (7.2)              (28.0)
Proceeds from disposition of fixed assets -             -             0.1             -             0.1               -               -               0.1               -               0.1
Net cash used for capital expenditures * (5.7)            (5.0)            (7.2)            (9.3)            (27.2)            (9.8)              (6.4)              (4.5)              (7.2)              (27.9)
Free Cash Flow * 77.2 $        (33.2) $       52.5 $        (8.9) $         87.6 $           31.2 $           25.9 $           21.7 $           23.7 $           102.5 $

February 14, 2012 15
Debt and Capitalization
• Operating cash flow continues to be used for investments in growth initiatives, share repurchases, and quarterly dividends.
• Total debt was up $55 million from Q4 2010. In September, the Company completed a five-year
$700 million Revolving Credit Facility.  This facility replaces the Company’s $425 million revolver and $200 million term loan. The Revolving Credit Facility will be used for strategic growth initiatives, working capital needs and other general corporate purposes.
• Share repurchases totaled 5.1 million shares, or $162.7 million, in 2011.
$ Millions 3/31/2010 6/30/2010 9/30/2010 12/31/2010 3/31/2011 6/30/2011 9/30/2011 12/31/2011
Debt 441.8 $      453.4 $      441.8 $      441.8 $      441.8 $      441.8 $      489.7 $      496.8 $
Equity 730.5         710.6         733.1         759.6         769.7         752.7         721.2         704.7
Total capitalization 1,172.3 $    1,164.0 $    1,174.9 $    1,201.4 $    1,211.5 $    1,194.5 $    1,210.9 $    1,201.4 $
Debt-to-total capitalization 37.7% 39.0% 37.6% 36.8% 36.5% 37.0% 40.4% 41.3%